EXHIBIT 99.2

THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT is dated as of March 31, 2003 (the “Amendment”), by and among ROCK-TENN COMPANY, a Georgia corporation (the “Borrower”), SUNTRUST BANK, a banking corporation organized under the laws of the State of Georgia (“SunTrust”), the other banks and financial institutions listed on the signature pages hereof (SunTrust and such other banks, lending institutions and assignees thereof referred to collectively herein as the “Lenders”), SUNTRUST BANK, in its capacity as Agent for the Lenders (the “Agent”), BANK OF AMERICA, N.A., as Syndication Agent (the “Syndication Agent”) and WACHOVIA BANK, N.A., as Documentation Agent (the “Documentation Agent”).

     WHEREAS, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders are parties to that certain Credit Agreement dated as of June 30, 2000, as amended by that certain First Amendment to Credit Agreement, dated as of April 6, 2001, and that certain Second Amendment to Credit Agreement, dated as of July 26, 2001 (as amended, the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), pursuant to which the Lenders have made available certain financial accommodations to the Borrower; and

     WHEREAS, the Borrower reduced the Revolving Credit Commitment of all Lenders to $125,000,000 effective as of March 19, 2003, and each Lender’s Revolving Credit Commitment as of such date has been reduced as set forth in Section 2.3 of the Credit Agreement; and

     WHEREAS, the parties wish to amend the Credit Agreement on the terms and conditions contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     Section 1.  Amendments.

          (a) The Credit Agreement is hereby amended by deleting the definition of “Fee Letter” from Section 1.1 and substituting in lieu thereof the following new definition of “Fee Letter”:

“Fee Letter” means, collectively, that certain letter agreement dated May 30, 2000, between the Borrower, the Agent and SunTrust Equitable Securities Corporation and that certain fee letter dated March 7, 2003, by SunTrust Capital Markets, Inc. and the Agent and acknowledged and agreed to by the Borrower, each relating to certain fees from time to time payable by the Borrower to the Agent, SunTrust Equitable Securities Corporation and SunTrust Capital Markets, Inc., together with all amendments and supplements thereto.

          (b) The Credit Agreement is hereby amended by deleting the definition of “Consolidated Net Worth” from Section 1.1 and substituting in lieu thereof the following new definition of “Consolidated Net Worth”:

“Consolidated Net Worth” shall mean the stockholders’ equity of the Consolidated Companies plus any OCI pension plan charges taken after September 30, 2001, minus (i) Restricted Investments, but only to the extent the Restricted Investments exceed in the aggregate ten percent (10%) of stockholders’ equity, and (ii) OCI pension plan credits taken after September 30, 2001. For purposes of this definition, stockholders’ equity shall be determined on a consolidated basis in accordance with GAAP, as applied on a consistent basis by the Borrower in the calculation of such amounts in the Borrower’s most recent Financial Reports.

          (c) The Credit Agreement is hereby amended by deleting the definition of “EBITDA” from Section 1.1 and substituting in lieu thereof the following new definition of “EBITDA”:

“EBITDA” shall mean for any fiscal period, Consolidated Net Income (or Consolidated Net Loss, as the case may be) for such period plus (a) the aggregate amount deducted in determining such Consolidated Net Income (Loss) in respect of (i) Interest Expense, (ii) Income Taxes of the Consolidated Companies determined in accordance with GAAP, (iii) depreciation and amortization expense of the Consolidated Companies determined in accordance with GAAP, in each case for the applicable fiscal period, (iv) the amount of any non-cash charges relating to plant shut-downs and asset impairment charges actually taken by the Borrower for the quarter ending March 31, 2000, (v) any non-cash charges actually taken by the Consolidated Companies after March 31, 2000 which are associated with the accelerated write-off of any tangible or intangible assets related to the acquisition of Waldorf Corporation provided such amounts do not exceed $100,000,000 in the aggregate through the Maturity Date, (vi) any non-cash charges actually taken which are associated with the accelerated write-off of any tangible or intangible assets provided such amounts do not exceed $50,000,000 in the aggregate through the Maturity Date, (vii) the amount of cash charges actually taken which resulted from the Home Office and Folding Carton Division reorganizations and the closing of the Borrower’s Downingtown, Pennsylvania converting facility, Norcross, Georgia folding facility, Lynchburg, Virginia converting facility, Augusta, Georgia folding facility, Madison, Wisconsin folding facility, and Chicago, Illinois folding facility in an aggregate amount not to exceed $4,832,000 for the fiscal quarter ending June 30, 2000, $5,637,000 for the fiscal quarter ending September 30, 2000, $1,906,000 for the fiscal quarter ending December 31, 2000 and an aggregate of $7,000,000 thereafter, in each case for the Consolidated Companies determined on a consolidated basis in accordance with GAAP, (viii) the amount of cash charges actually taken which resulted from the closing of the Borrower’s El Paso, Texas folding facility, Hunt Valley, Maryland display packout facility and the Vineland,

New Jersey converting facility and the shutdown of the Borrower’s Dallas, Texas paperboard machine, all such cash charges in an aggregate amount not to exceed $2,500,000, in each case for the Consolidated Companies determined on a consolidated basis in accordance with GAAP, and (ix) the amount of cash charges actually taken which result from the shutdown of folding and laminated paperboard products converting facilities in an aggregate amount not to exceed $6,500,000, in each case for the Consolidated Companies determined on a consolidated basis in accordance with GAAP, (b) actual rental expense associated with any Synthetic Lease and (c) cash distributions of earnings of Unrestricted Subsidiaries made to a Consolidated Company to the extent previously excluded in the determination of Consolidated Net Income or Consolidated Net Loss by virtue of clause (i) of the respective definitions thereof. For purposes of determining EBITDA hereunder, there shall be included in such determination of EBITDA for any period the Acquired EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) acquired by a Consolidated Company pursuant to a Permitted Acquisition and not subsequently sold, transferred or otherwise disposed of by any Consolidated Company during such period based on the actual Acquired EBITDA of such Person, property, business or asset for such period (including the portion thereof occurring prior to such acquisition).

          (d) The Credit Agreement is hereby amended by deleting the definition of “EBITR” from Section 1.1 and substituting in lieu thereof the following new definition of “EBITR”:

“EBITR” shall mean for any fiscal period, Consolidated Net Income (or Consolidated Net Loss, as the case may be) for such period plus (a) the aggregate amount deducted in determining such Consolidated Net Income (Loss) in respect of (i) Interest Expense, (ii) Income Taxes of the Consolidated Companies determined in accordance with GAAP, (iii) 100% of lease expense (including any rental expense under any Synthetic Lease but excluding expenses incurred in respect of Capital Leases) of the Consolidated Companies determined in accordance with GAAP, in each case for the applicable fiscal period, (iv) any non-cash charges relating to plant shut-downs and asset impairment charges actually taken by the Consolidated Companies for the quarter ending March 31, 2000, (v) any non-cash charges actually taken by the Consolidated Companies after March 31, 2000 which are associated with the accelerated write-off of any tangible or intangible assets related to the acquisition of Waldorf Corporation provided such amounts do not exceed $100,000,000 in the aggregate through the Maturity Date, (vi) any non-cash charges actually taken which are associated with the accelerated write-off of any tangible or intangible assets provided such amounts do not exceed $50,000,000 in the aggregate through the Maturity Date, (vii) the amount of cash charges actually taken which resulted from the Home Office and Folding Carton Division reorganizations and the closing of the Borrower’s Downingtown, Pennsylvania converting facility, Norcross, Georgia folding facility, Lynchburg,

Virginia converting facility, Augusta, Georgia folding facility, Madison, Wisconsin folding facility, and Chicago, Illinois folding facility in an aggregate amount not to exceed $4,832,000 for the fiscal quarter ending June 30, 2000, $5,637,000 for the fiscal quarter ending September 30, 2000, $1,906,000 for the fiscal quarter ending December 31, 2000 and an aggregate of $7,000,000 thereafter; in each case for the Consolidated Companies determined on a consolidated basis in accordance with GAAP, (viii) the amount of cash charges actually taken which resulted from the closing of the Borrower’s El Paso, Texas folding facility, Hunt Valley, Maryland display packout facility and the Vineland, New Jersey converting facility and the shutdown of the Borrower’s Dallas, Texas paperboard machine, all such cash charges in an aggregate amount not to exceed $2,500,000, in each case for the Consolidated Companies determined on a consolidated basis in accordance with GAAP, and (ix) the amount of cash charges actually taken which result from the shutdown of folding and laminated paperboard products converting facilities in an aggregate amount not to exceed $6,500,000, in each case for the Consolidated Companies determined on a consolidated basis in accordance with GAAP, and (b) cash distributions of earnings of Unrestricted Subsidiaries made to a Consolidated Company to the extent previously excluded in the determination of Consolidated Net Income or Consolidated Net Loss by virtue of clause (i) of the respective definitions thereof.

          (e) The Credit Agreement is hereby further amended by deleting Section 2.1(a) in its entirety and substituting in lieu thereof the following new Section 2.1(a):

(a) Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make to the Borrower from time to time on and after the Closing Date, but prior to the Maturity Date, Revolving Loans; provided that, immediately after each such Revolving Loan is made, (i) such Lender’s Revolving Credit Exposure does not exceed such Lender’s Revolving Credit Commitment and (ii) the sum of the aggregate Revolving Credit Exposures of all Lenders does not exceed the lesser of (y) the Revolving Credit Commitments of all Lenders or (z) 125,000,000.

          (f) The Credit Agreement is hereby amended by deleting Section 8.1(i) in its entirety and substituting in lieu thereof the following new Section 8.1(i):

(i)	Fixed Charges. Suffer or permit the ratio of (a) Consolidated EBITR to (b) Fixed Charges as of the last day of each fiscal quarter, as calculated for a period consisting of the four preceding fiscal quarters, to be less than 1.75:1.0.

          (g) The Credit Agreement is hereby amended by deleting Section 8.1(ii) in its entirety and substituting in lieu thereof the following new Section 8.1(ii):

(ii)	Total Funded Debt to EBITDA. Permit the ratio of (a) Total Funded Debt to (b) EBITDA as of the last day of each fiscal quarter ending during the periods set forth below, as calculated for a period consisting of the four preceding fiscal quarters, to exceed the ratio set forth opposite such period:

Period	Ratio

Closing Date through September 30, 2004	4.00:1.0
October 1, 2004 through the Maturity Date	3.75:1.0

          (h) The Credit Agreement is hereby amended by deleting the last proviso to Section 8.12 therefrom so that after giving effect thereto Section 8.12 shall read as follows:

          Section 8.12. Restrictive Agreements.

Neither the Borrower nor any Restricted Subsidiary shall, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to its common stock, to make or repay loans or advances to the Borrower or any other Restricted Subsidiary, to Guaranty Indebtedness of the Borrower or any other Restricted Subsidiary or to transfer any of its property or assets to the Borrower or any Restricted Subsidiary; provided, that (i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Credit Document, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary that is sold and such sale is permitted hereunder, (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to Purchase Money Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, (iv) clause (a) shall not apply to customary provisions in leases restricting the assignment thereof and (v) clause (a) shall not apply to restrictions or conditions imposed by that certain Indenture dated July 31, 1995 between Rock-Tenn Company and SunTrust Bank, N.A. (as successor trustee to Trust Company Bank).

          (i) The Credit Agreement is hereby amended by deleting Schedule 1.01(a) in its entirety and substituting in lieu thereof the new Schedule 1.01(a) attached hereto.

     Section 2.  Acknowledgement of Reduction of Revolving Credit Commitment.  The parties hereby acknowledge and agree that the Borrower reduced the Revolving Credit Commitment of all Lenders to $125,000,000 effective as of March 19, 2003, and that each

Lender’s Revolving Credit Commitment as of such date has been reduced as set forth in Section 2.3 of the Credit Agreement.

     Section 3.  Benefits of Credit Documents.  Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment, and as the Credit Agreement may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions thereof.

     Section 4.  Conditions to Effectiveness of Amendment.  The effectiveness of this Amendment is subject to the following conditions precedent:

          (a) that each of the following be received by the Agent (unless otherwise waived in writing by the Agent), each of which shall be satisfactory in form and substance to the Agent:

               (1) this Amendment executed by the Borrower and by the Required Lenders;

               (2) the Acknowledgment and Consent of the Guarantors, substantially in the form of Exhibit A hereto, executed by each of the Guarantors (as defined below) (the “Acknowledgment”);

               (3) payment by the Borrower to the Agent of any expenses incurred by the Agent which are due and payable; and

               (4) such other approvals, opinions or documents as the Agent may reasonably request; and

          (b) no Default or Event of Default shall then be in existence.

     Section 5.  Representations.  The Borrower represents to the Lenders that:

          (a) The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, and to perform this Amendment, and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and each of this Amendment, the Credit Agreement, as amended by this Amendment, and the other Credit Documents to which the Borrower is a party is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

          (b) The execution and delivery of this Amendment, and the performance by the Borrower of this Amendment, and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time or the giving of notice, or otherwise: (i) violate any Requirement of Law relating to the Borrower; (ii) conflict with, result in a breach of or constitute a default under the charter or by-laws of the Borrower or any of its Material Contractual Obligations; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than those permitted by the Credit Agreement.

          (c) The articles of incorporation and bylaws of the Borrower have not changed since delivery of such articles of incorporation and bylaws to the Lenders in connection with the consummation of the Credit Agreement.

     Section 6.  Reaffirmation.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower in the Credit Agreement and the other Credit Documents to which it is a party as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full except to the extent such representations expressly relate to an earlier date or have been updated to the extent permitted by the Credit Agreement.

     Section 7.  Reaffirmation and Representations by Guarantors.  By execution of the Acknowledgment, each Subsidiary that has executed a Subsidiary Guarantee (a “Guarantor”):

          (a) reaffirms its continuing obligations to the Agent and the Lenders under the Subsidiary Guarantee to which it is a party and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of such Subsidiary Guarantee or reduce, impair or discharge the obligations of such Guarantor thereunder; and

          (b) represents to the Lenders that:

               (1) Such Guarantor has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Acknowledgement, and to perform this Acknowledgement in accordance with its terms. This Acknowledgement has been duly executed and delivered by the duly authorized officers of such Guarantor, and the Acknowledgement is a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

               (2) the execution and delivery of this Acknowledgement, and the performance by such Guarantor of this Acknowledgement, do not and will not, by the passage of time or the giving of notice, or otherwise: (i) violate any Requirement of Law relating to such Guarantor; (ii) conflict with, result in a breach of or constitute a default under the charter or by-laws of such Guarantor, or any of its Material Contractual Obligations; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Guarantor other than those permitted by the Credit Agreement.

     Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect.

     Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties.

[Signatures on Following Page]

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

ROCK-TENN COMPANY

(CORPORATE SEAL)	By:	/s/ Wade D. Hampe

Title: Treasurer

Attest:

By:	/s/ Robert B. McIntosh Title: Secretary

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit Agreement]

SUNTRUST BANK, as Agent, Swing Line Lender and a Lender

By:	/s/ Daniel S. Komitor

Title: Director

WACHOVIA BANK, N.A., as a Lender and Documentation Agent

By:	/s/ Shawn Janko

Title: Vice President

BANK OF AMERICA, N.A., as a Lender and Syndication Agent

By:	/s/ Kevin F. Sullivan

Title: Managing Director

JP MORGAN CHASE BANK FORMERLY KNOWN AS THE CHASE MANHATTAN BANK, as a Lender

By:	/s/ Peter S. Predun

Title: Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender

By:	/s/ Spencer Hughes

Title: Authorized Signatory

THE BANK OF NEW YORK, as a Lender

By:	/s/ David C. Siegel

Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to Third Amendment to Credit Agreement]

FIRST UNION NATIONAL BANK, as a Lender

By:	/s/ Shawn Janko

Title: Vice President

THE MIZUHO CORPORATE BANK, LTD. as a Lender

By:	/s/ Gregg Botshon

Title: Vice President

BNP PARIBAS, as a Lender

By:

Title:

By:

Title:

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT OF SUBSIDIARY GUARANTORS

     Each of the undersigned Subsidiaries hereby (i) acknowledges receipt of the foregoing Third Amendment to Credit Agreement by and among Rock-Tenn Company, the Lenders under the Credit Agreement (the “Lenders”), SunTrust Bank, in its capacity as Agent for the Lenders (the “Agent”), Bank of America, N.A., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent (the “Amendment”), (ii) consents to the Amendment, (iii) agrees and acknowledges to the terms thereof including, without limitation, the representations and agreements of the each of the undersigned set forth in Section 7 of the Amendment, and (iv) restates and affirms its respective obligations under its Subsidiary Guarantee previously executed and delivered in favor of the Agent (for the ratable benefit of the Lenders) without defense, counterclaim or set-off.

     IN WITNESS WHEREOF, each of the undersigned Subsidiaries has executed this Acknowledgment and Consent of Subsidiary Guarantors this      day of March, 2003.

ROCK-TENN COMPANY, MILL DIVISION, INC., a Tennessee corporation
ROCK-TENN COMPANY OF TEXAS, a Georgia corporation
ROCK-TENN COMPANY OF ARKANSAS, a Georgia corporation
ROCK-TENN COMPANY OF CALIFORNIA, INC., a Delaware corporation
ROCK-TENN COMPANY OF ILLINOIS, INC., an Illinois corporation
ROCK-TENN CONVERTING COMPANY, a Georgia corporation
CONCORD INDUSTRIES, INC., an Illinois corporation
WABASH CORPORATION, a Delaware corporation
WALDORF CORPORATION, a Delaware corporation
BEST RECYCLING, INC., an Iowa corporation
WALDORF REALTY, INC., a Delaware corporation
ROCK-TENN PARTITION COMPANY, a Georgia corporation
WALDORF CORPORATION OF MINNESOTA, a Delaware corporation

By:

Name:

Title:

Schedule 1.01(a)

APPLICABLE MARGIN AND FACILITY FEE PERCENTAGE

Pricing	Total Funded Debt		Facility Fee
Level	to EBITDA Ratio	Applicable Margin	Percentage

I	Less than 1.50:1.00	.625% p.a.	.125% p.a.

II	Less than 2.00:1.00 but greater than or equal to 1.50:1.00	.750% p.a.	.125% p.a.

III	Less than 2.50:1.00 but greater than or equal to 2.00:1.00	.850% p.a.	.15% p.a.

IV	Less than 3.00:1.00 but greater than or equal to 2.50:1.0	1.05% p.a.	.20% p.a.

V	Less than 3.50:1.00 but greater than or equal to 3.00:1.00	1.125% p.a.	.25% p.a.

VI	Less than 3.75:1.00 but greater than or equal to 3.50:1.00	1.375% p.a.	.375% p.a.

VII	Greater than or equal to 3.75:1.00	1.50% p.a.	.50% p.a.

ACKNOWLEDGMENT AND CONSENT OF SUBSIDIARY GUARANTORS

     Each of the undersigned Subsidiaries hereby (i) acknowledges receipt of the foregoing Third Amendment to Credit Agreement by and among Rock-Tenn Company, the Lenders under the Credit Agreement (the “Lenders”), SunTrust Bank, in its capacity as Agent for the Lenders (the “Agent”), Bank of America, N.A., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent (the “Amendment”), (ii) consents to the Amendment, (iii) agrees and acknowledges to the terms thereof including, without limitation, the representations and agreements of the each of the undersigned set forth in Section 7 of the Amendment, and (iv) restates and affirms its respective obligations under its Subsidiary Guarantee previously executed and delivered in favor of the Agent (for the ratable benefit of the Lenders) without defense, counterclaim or set-off.

     IN WITNESS WHEREOF, each of the undersigned Subsidiaries has executed this Acknowledgment and Consent of Subsidiary Guarantors this 31st day of March, 2003.

ROCK-TENN COMPANY, MILL DIVISION, INC., a Tennessee corporation
ROCK-TENN COMPANY OF TEXAS, a Georgia corporation
ROCK-TENN COMPANY OF ARKANSAS, a Georgia corporation
ROCK-TENN COMPANY OF CALIFORNIA, INC., a Delaware corporation
ROCK-TENN COMPANY OF ILLINOIS, INC., an Illinois corporation
ROCK-TENN CONVERTING COMPANY, a Georgia corporation
CONCORD INDUSTRIES, INC., an Illinois corporation
WABASH CORPORATION, a Delaware corporation
WALDORF CORPORATION, a Delaware corporation
BEST RECYCLING, INC., an Iowa corporation
WALDORF REALTY, INC., a Delaware corporation
ROCK-TENN PARTITION COMPANY, a Georgia corporation
WALDORF CORPORATION OF MINNESOTA, a Delaware corporation

By:	/s/ Wade D. Hampe

Name: Wade D. Hampe Title: Treasurer